Exhibit 10.1    Placement Agreement dated September 25, 1997


                               ENVIROSOURCE, INC.

                               PLACEMENT AGREEMENT

                                                              September 25, 1997

Morgan Stanley & Co.
Incorporated and Jefferies &
   Company, Inc., for themselves
   and the other Placement Agent
   named below
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036-8293

Dear Sirs:

         EnviroSource, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to you (the "Managers") and the other purchaser named in Schedule I hereto (collectively with the Managers, the "Placement Agents") $50,000,000 principal amount of its 9 3/4% Senior Notes due 2003, Series B (the "Securities") to be issued pursuant to the provisions of an Indenture dated as of September 30, 1997 (the "Indenture") between the Company and United States Trust Company of New York, as Trustee (the "Trustee").

         The Securities will be offered without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on exemptions therefrom.

         The Placement Agents and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement between the Company and the Placement Agents, to be dated the Closing Date (as defined below) and to be substantially in the form attached hereto as Exhibit A (the "Registration Rights Agreement").

         In connection with the sale of the Securities, the Company has prepared a preliminary private placement memorandum (the "Preliminary Memorandum") and will prepare a final private placement memorandum (the "Final Memorandum" and, with the Preliminary Memorandum, each a "Memorandum") setting forth or including a description of the terms of the Securities, the terms of the offering and a description of the Company and its business. As used herein, the terms "Preliminary Memorandum", "Final Memorandum" and "Memorandum" shall include in each case the Company's: annual report on Form 10-K for the year ended December 31, 1996 (the "Form 10-K"), quarterly report on Form 10-Q for the period ended June 30, 1997 (the "Form 10-Q") and Proxy Statement dated April 30, 1997 (the "Proxy Statement") (collectively with the Form 10-K and Form 10-Q, the "Annexes"), each as annexed thereto.

         1. Representations and Warranties. The Company represents and warrants to, and agrees with, you that as of the date hereof:

         (a) (i) Each Annex which was filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), complied when so filed in all material respects with the Exchange Act and the applicable rules and regulations thereunder and (ii) the Preliminary Memorandum does not contain and the Final Memorandum, in the form used by the Placement Agents to confirm sales and on the Closing Date (as defined below), will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this
Section 1(a) do not apply to statements or omissions in either Memorandum based upon information relating to any Placement Agent furnished to the Company in writing by such Placement Agent through you expressly for use therein.

         (b) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in each Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

         (c) Each of International Mill Service, Inc., Conversion Systems, Inc., Waylite Corporation, Envirosafe Services of Ohio, Inc., Envirosafe Services of Idaho, Inc., EnviroSource Treatment & Disposal Services, Inc., EnviroSource Management Systems, Inc. and Alexander Mill Service, Inc. (each a "Material Subsidiary" and collectively the "Material Subsidiaries") has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in each Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

         (d) This Agreement has been duly authorized, executed and delivered by the Company.

         (e) The Securities have been duly authorized and, when authenticated in accordance with the Indenture, and delivered to and paid for by the Placement Agents in accordance with the terms of this Agreement, will (i) be valid and binding obligations of the Company enforceable in accordance with their terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or similar laws affecting creditors' rights generally and (B) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles and (ii) be entitled to the benefits of the Indenture.

         (f) Each of the Indenture and Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or similar laws affecting creditors' rights generally, (ii) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles of general applicability and (iii) in the case of the Registration Rights Agreement, any rights to indemnity and contribution may be limited by federal and state securities laws and public policy considerations.

         (g) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Registration Rights Agreement and the Securities will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, other than any such contravention that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities, except such as may be required (x) by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities, and (y) the Registration Rights Agreement.

         (h) Neither the Company nor any of its material Subsidiaries is in violation of its respective charter or by-laws, as the case may be, or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other material agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its Material Subsidiaries is a party or by which it or any of its Material Subsidiaries or their respective property is bound, other than any such violation or default that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

         (i) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the business, earnings, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Preliminary Memorandum.

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

         (j) There are no legal or governmental proceedings pending, or to the knowledge of the Company, threatened to which the Company or any of its Material Subsidiaries is a party or to which any of the properties of the Company or any of its Material Subsidiaries is subject other than proceedings accurately described in all material respects in each Memorandum and proceedings that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement, the Indenture,the Registration Rights Agreement or the Securities or to consummate the transactions contemplated by the Final Memorandum.

         (k) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an "Affiliate") of the Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated to sell, offer to sell or solicit offers to buy, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) engaged in any form of general solicitation or general advertising in connection with the offering of the Securities (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

         (l) The Company is not, and, after giving effect to the offering and sale of the Securities and the application of the proceeds therefrom as described in the Final Memorandum, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         (m) Assuming compliance at all times with the offer, sale and transfer restrictions set forth in the "Transfer Restrictions" section of each Memorandum, it is not necessary in connection with the offer, sale and delivery of the Securities to the Placement Agents in the manner contemplated by this Agreement to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

         (n) The Company and its Material Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations  relating  to  the  protection  of  human  health  and  safety,  the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

         (o) In the ordinary course of its business, the Company reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries; in the course of such reviews it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such reviews, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

         (p) The Company and its Material Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except to the extent that the failure to possess any such certificate, authorization or permit would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and neither the Company nor any Material Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described or contemplated by the Final Memorandum.

         (q) The Company and each of its Material Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither the Company nor any Material Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may

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

be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described or contemplated by the Final Memorandum.

         (r) The financial statements (other than the pro forma financial data), together with related schedules and notes annexed to and included in each Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries at the respective dates or for the respective periods to which they apply; except as disclosed therein, such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except that the unaudited interim financial statements are subject to normal year-end adjustments, the pro forma financial data included in each Memorandum include all adjustments necessary to present fairly the pro forma financial condition and results of operations at the date and for the period indicated, and all assumptions used in preparing such pro forma financial statements are reasonable.

         (s) The present fair salable value of the assets of the Company and its subsidiaries, taken as a whole, exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company and its subsidiaries as they become absolute and matured. The assets of the Company and its subsidiaries, taken as a whole, do not constitute unreasonably small capital to carry out their business as conducted or as proposed to be conducted. The Company does not intend to, and does not believe that it will, incur debts beyond its ability to pay such debts as they mature. The Company does not intend to permit its subsidiaries to incur debts beyond their respective ability to pay such debts as they mature. Upon the issuance of the Securities, (i) the present fair salable value of the assets of the Company and its subsidiaries, taken as a whole, will exceed the amount that will be required to be paid on or in respect of their existing debts and other liabilities (including contingent liabilities) as they become absolute and matured, and (ii) the assets of the Company and its subsidiaries, taken as a whole, will not constitute unreasonably small capital to carry out their business as now conducted or as proposed to be conducted, including the capital needs of the Company and each of its subsidiaries, taking into account the projected capital requirements and capital availability of the Company and each of its subsidiaries.

         (t) None of the Company, its Affiliates or any person acting on its or their behalf (other than the Placement Agents) has engaged in any directed selling efforts (as that term is defined in Regulation S under the Securities Act ("Regulation S")) with respect to the Securities and the Company and its Affiliates and any person acting on its or their behalf (other than the Placement Agents) have complied with the offering restrictions requirement of Regulation S.

         2. Offering. You have advised the Company that the Placement Agents will make an offering of the Securities purchased by the Placement Agents hereunder on the terms set forth in the Final Memorandum and Section 6 hereof as soon as practicable after this Agreement is entered into as in your judgment is advisable.

         3. Purchase and Delivery. The Company hereby agrees to sell to the several Placement Agents, and the Placement Agents, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agree, severally and not jointly, to purchase from the Company the respective principal amounts of Securities set forth in Schedule I hereto opposite their names at a purchase price of 96.5% of the principal amount thereof plus accrued interest, if any, from June 15, 1997 to the Closing Date.

         Payment for the Securities shall be made against delivery of the Securities at a closing (the "Closing") to be held at the office of Shearman & Sterling, 599 Lexington Avenue, New York, New York, at 10:00 A.M., local time, on September 30, 1997, or at such other time on the same or such other date, not later than October 10, 1997, as shall be designated in writing by you. The time and date of such payment are herein referred to as the Closing Date. Payment for the Securities shall be made by wire transfer of immediately available funds to an account designated by the Company.

         Certificates for the Securities shall be in definitive form and registered in such names and in such denominations as you shall request in writing not less than three full business days prior to the Closing Date. The certificates evidencing the Securities shall delivered to you on the Closing
Date for the respective accounts of the several Placement Agents, with any transfer taxes payable in connection with the transfer of the Securities to the Placement Agents duly paid, against payment of the purchase price therefor.

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

         4. Conditions to Closing. The several obligations of the Placement Agents under this Agreement to purchase the Securities will be subject to the following conditions:

         (a) Subsequent to the date of this Agreement and prior to the Closing Date,

         (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

         (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Preliminary Memorandum that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Final Memorandum.

         (b) You shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clause (a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before the Closing Date.

         The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

         (c) You shall have received on the Closing Date an opinion of Dechert Price & Rhoads, New York, New York, special counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit B.

         (d) You shall have received on the Closing Date an opinion of Leon Z. Heller, General Counsel and Secretary of the Company, dated the Closing Date, to the effect set forth in Exhibit C.

         (e) You shall have received on the Closing Date an opinion of Shearman & Sterling, counsel for the Placement Agents, dated the Closing Date, in form and substance satisfactory to you.

         (f) You shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance reasonably satisfactory to you, from the Company's independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or annexed to the Final Memorandum.

         (g) Before the Closing Date, the Company shall have obtained a waiver from the lenders under the bank credit facility among International Mill
Service, Inc., the Company and the lenders party thereto dated December 19, 1995, as amended (the "Bank Credit Facility"), or such Bank Credit Facility shall have been amended, and you shall have received a copy of such waiver or amendment which in effect shall provide that consummation of the transactions contemplated hereby does not in any way violate or contravene the provisions of the Bank Credit Facility.

         5. Covenants of the Company. In further consideration of the agreements of the Placement Agents contained in this Agreement, the Company covenants as follows:

         (a) To furnish to you, without charge, during the period mentioned in paragraph (c) below, as many copies of the Final Memorandum, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request and to use its best efforts to deliver such copies to you by 5 p.m. (New York time) on the business day next following the execution of this Agreement.

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

         (b) Before amending or supplementing either Memorandum at any time prior to the completion of the sale of securities by you, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object.

         (c) If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Placement Agents, any event shall occur or condition exist as a result of which it is necessary in your reasonable judgment to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when such Memorandum is delivered to a purchaser, not misleading, or if, with the opinion of counsel to the Placement Agents it is necessary to amend or supplement such Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Placement Agents, either amendments or supplements to such Memorandum so that the statements in such Memorandum as so amended or supplemented will not, in the light of the circumstances when such Memorandum is delivered to a purchaser, be misleading or so that such Memorandum, as so amended or supplemented, will comply with applicable law.

         (d) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to file but for this
     Section 5(d), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject.

         (e) If the sale of such Securities is consummated or is not consummated due to a breach by the Company, to pay the following expenses incident to the performance of its obligations under this Agreement: (i) the preparation of each Memorandum and all amendments and supplements thereto,
     (ii) the preparation, issuance and delivery of the Securities, (iii) the fees and disbursements of the Company's counsel and accountants and the Trustee and its counsel, (iv) the qualification of such Securities under securities or Blue Sky laws in accordance with the provisions of Section 5(d), including filing fees and the fees and disbursements of counsel for the Placement Agents in connection therewith and in connection with the preparation of any Blue Sky or legal investment memoranda, (v) the printing and delivery to the Placement Agents in quantities as hereinabove stated of copies of the Memorandum and any amendments or supplements thereto, (vi) any fees charged by rating agencies for the rating of such Securities,
     (vii) all document production charges in connection with the preparation of this Agreement, (viii) the fees and expenses, if any, incurred in connection with the admission of such Securities for trading in PORTAL or any other appropriate market system, (ix) the costs and expenses of the Company (and not the Placement Agents) relating to investor presentations on any "road show" undertaken in connection with the marketing of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expense of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and
     (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

         (f) Neither the Company nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate to sell, offer to sell or solicit offers to buy, (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of such Securities.

         (g) Not to solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

         (h) While any of the Securities remain outstanding, to make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

         (i) None of the Company, its Affiliates or any person acting on its or their behalf (other than the Placement Agents) will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Securities, and the Company and its Affiliates and each person acting on its or their behalf (other than the Placement Agents) will comply with the offering restrictions of Regulation S.

         (j) To use its best efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market.

         (k) To apply the net proceeds from the sale of the Securities in the manner described under "Use of Proceeds" in the Final Memorandum.

         (l) It will, and will use its best efforts to cause the Trustee to, refuse to register any transfer of Securities sold pursuant to Regulation S if such transfer is not made in accordance with the provisions of the Indenture.

         6. Offering of Securities; Restrictions on Transfer. (a) Each Placement Agent, severally and not jointly, represents and warrants that such Placement Agent is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a "QIB"). Each Placement Agent, severally and not jointly, agrees with the Company that (i) it will not solicit offers for, or offer or sell, such Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for such Securities only from, and will offer such Securities only to, persons that it reasonably believes to be (A) in the case of offers inside the United States, (x) QIBs or (y) other institutional accredited investors (as defined in Rule 501(a) (1), (2), (3) or (7) under the Securities Act) ("institutional accredited investors") that, prior to their purchase of the Securities, deliver to such Placement Agent a letter containing the representations and agreements set forth in Appendix A-1 to the Memorandum and (B) in the case of offers outside the United States, to persons other than U.S. persons ("foreign purchasers", which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) that, in each case, in purchasing such Securities are deemed to have represented and agreed as provided in the Final Memorandum under the caption "Transfer Restrictions."

         (b) Each Placement Agent, severally and not jointly, represents, warrants, and agrees with respect to offers and sales outside the United States that:

              (i) it understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Securities, or would permit the possession or distribution of either Memorandum or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required;

              (ii) such Placement Agent will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes either Memorandum or any such other material, in all cases at its own expense (notwithstanding anything to the contrary set forth in Section 5(e));

              (iii) the Securities have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act or pursuant to another exemption from the registration requirements of the Securities Act;

              (iv) such Placement Agent has offered the Securities and will offer and sell the Securities (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Rule 903 of Regulation S or another exemption from the registration requirements of the Securities Act. Accordingly, neither such Placement Agent, its Affiliates nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and any such Placement Agent, its Affiliates and any such persons have complied and will comply with the offering restrictions requirements of Regulation S;

              (v) such Placement Agent has (A) not offered or sold and will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 (the "Regulations"); (B) complied and will comply with all applicable provisions of the Financial Services Act 1986 and the Regulations with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and (C) only issued or passed on and will only issue or pass on to any person in the United Kingdom any document received by it in connection with the issue of the Securities if that person is of a kind described in
         Article   11(3)  of  the  Financial   Services  Act  1986   (Investment
         Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on; and

              (vi) such Placement Agent understands that the Securities have not been and will not be registered under the Securities and Exchange Law of Japan (or any other securities law of Japan), and represents that it has not offered or sold, and agrees that it will not offer or sell, any Securities, directly or indirectly in Japan or to any resident of Japan except (A) pursuant to an exemption from the registration requirements of the Securities and Exchange Law of Japan (and any other applicable securities law of Japan) and (B) in compliance with any other applicable requirements of Japanese law.

Terms used in this Section 6 have the meanings given to them by Regulation S.

         7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Placement Agent, and each person, if any, who controls such Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, such Placement Agent, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Placement Agent or any such controlling of affiliated person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in either Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Placement Agent furnished to the Company in writing by such Placement Agent through you expressly for use therein, provided, however, that the foregoing indemnity agreement with respect to any Preliminary Memorandum shall not inure to the benefit of any Placement Agent from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling such Placement Agent, if a copy of the Final Memorandum (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Placement Agent to such person at or prior to the written confirmation of the sale of the Securities to such person, and if the Final Memorandum (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 5(a) hereof.

         (b) Each Placement Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Placement Agent, but only with reference to information relating to such Placement Agent furnished to the Company in writing by such Placement Agent through you expressly for use in either Memorandum or any amendments or supplements thereto.

         (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the
"indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or
(ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated in the case of parties indemnified pursuant to paragraph (a) above and by the Company in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d) To the extent the indemnification  provided for in paragraph (a) or
(b) of this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agents, on the other hand, from the offering of such Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Placement Agents on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agents on the other hand in connection with the offering of such Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Securities (before deducting expenses) received by the Company and the total discounts and commissions received by the Placement Agents in respect thereof bear to the aggregate offering price of such Securities. The relative fault of the Company on the one hand and of the Placement Agents on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Placement Agents and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Placement Agents' respective obligations to contribute pursuant to this
Section 7 are several in proportion to the respective principal amount of Securities they have purchased hereunder, and not joint.

         (e) The Company and the Placement Agents agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Placement Agents were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 7, no Placement Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Securities resold by it in the initial placement of such Securities were offered to investors exceeds the amount of any damages that such Placement Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The indemnity and contribution provisions contained in this
Section 7 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Placement Agents or any person controlling the Placement Agents or by or on behalf of the Company, its officers or directors or any person controlling the Company and
(iii) acceptance of and payment for any of the Securities. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         8. Termination. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Final Memorandum.

         9. Miscellaneous. If, on the Closing Date, any one or more of the Placement Agents shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Placement Agent or Placement Agents agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, the other Placement Agents shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in
Schedule I bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Placement Agents, or in such other proportions as you may specify, to purchase the Securities which such defaulting Placement Agent or Placement Agents agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Placement Agent has agreed to purchase pursuant to Section 3 be increased pursuant to this Section 9 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Placement Agent. If, on the Closing Date, any Placement Agent or Placement Agents shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date and arrangements satisfactory to you and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Placement Agent or of the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Final Memorandum or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Placement Agent from liability in respect of any default of such Placement Agent under this Agreement.

         This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         If this Agreement shall be terminated by the Placement Agents, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Placement Agents or such Placement Agents as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Placement Agents in connection with this Agreement or the offering contemplated hereunder.

         This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

         The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

         Please confirm your agreement to the foregoing by signing in the space provided below for that purpose and returning to us a copy hereof, whereupon this Agreement shall constitute a binding agreement between us.


                                        Very truly yours,

                                        ENVIROSOURCE, INC.


                                        By:
                                            ---------------------------


Agreed, September 25, 1997

Morgan Stanley & Co.
    Incorporated
Jefferies & Company, Inc.
NationsBanc Capital Markets, Inc.

Acting severally on behalf
    of itself and the several
  Placement Agents named herein.

By Morgan Stanley & Co.
    Incorporated


By:
    ----------------------------

                                   SCHEDULE I



                                                 Principal
                                                 Amount of
                                                 Securities
            Placement Agent                      To Be Purchased
            ---------------                      ---------------

Morgan Stanley & Co. Incorporated                  $21,250,000
Jefferies & Company, Inc.                           21,250,000
NationsBanc Capital Markets, Inc.                    7,500,000


                         Total.............        $50,000,000
                                                   ===========

                                                                       EXHIBIT A

                      Form of Registration Rights Agreement

           (See Exhibit 4.2 to Exchange Offer Registration Statement)

                                                                       EXHIBIT B

                       Opinion of Dechert Price & Rhoads,
                             Counsel for the Company


The opinion of the counsel for the Company to be delivered pursuant to Section 4(c) of the Placement Agreement shall be to the effect that:

         (A) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Final Memorandum (references herein to the Final Memorandum being taken to mean the same, as amended or supplemented);

         (B) the Placement Agreement has been duly authorized, executed and delivered by the Company;

         (C) assuming the due authorization of the Securities by the Company, when executed, and delivered by the Company, authenticated by the Trustee and paid for in accordance with the terms of the Placement Agreement, the Securities are (i) the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or similar laws affecting creditors' rights generally and
(B) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles and (ii) be entitled to the benefits of the Indenture;

         (D) assuming the due authorization, execution and delivery of each of the Indenture and the Registration Rights Agreement by the Company, each of the Registration Rights Agreement and the Indenture is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or similar laws affecting creditors' rights generally, (ii) rights of acceleration, if applicable, and the availability of equitable remedies may be limited by equitable principles, and (iii) in the case of the Registration Rights Agreement, any rights to indemnity and contribution may be limited by federal and state securities laws and public policy considerations, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company or its subsidiaries of their obligations under the Placement Agreement, the Indenture, the Registration Rights Agreement or the Securities, except such as may be required by (i) the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and with the Exchange Securities (as defined in the Registration Rights Agreement) and (ii) the
Securities Act and Trust Indenture Act, in connection with the obligations of the Company under the Registration Rights Agreement;

         (E) the execution and delivery by the Company of, and the performance by the Company of its obligations under, each of the Placement Agreement, the Indenture, the Registration Rights Agreement and the Securities do not contravene (i) any provision of applicable law or (ii) the certificate of incorporation or by-laws of the Company;

         (F) the Company is not, and, after giving effect to the offering and sale of the Securities and the application of the proceeds therefrom as described in the Final Memorandum will not be, an "investment company", as such term is defined in the Investment Company Act of 1940, as amended;

         (G) assuming the due authorization, execution and delivery of the Placement Agreement, Indenture and Registration Rights Agreement by the Company, that such agreements are enforceable against the other parties thereto and that the representations and warranties therein are true, complete and correct, the statements in the Final Memorandum under the captions "Description of the Notes", "Private Placement" and "Transfer Restrictions", insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein in all material respects;

         (H) the statements in the Final Memorandum, under the caption "Certain United States Federal Income Tax Considerations" are accurate and fairly summarize the matters referred to therein in all material respects;

         (I) no facts have come to such counsel's attention to cause such counsel to believe that (except for financial statements, the Form 10-K, the Form 10-Q and the Proxy Statement, as to each of which such counsel need not express any belief) the Final Memorandum when issued did not, and as of the date such opinion is delivered does not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

         (J) assuming the truth, accuracy and completeness of the representations, warranties, and agreements of the Company in the Placement Agreement and of the Placement Agents in Section 6 of the Placement Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Placement Agents under the Placement Agreement or in connection with the initial resale of such Securities by the Placement Agents in accordance with Section 6 of the Placement Agreement to register the Securities under the Securities Act of 1933, it being understood that no opinion is expressed as to any subsequent resale of any Security.

         With respect to paragraph (I) above, counsel may state that their opinion and belief are based upon their participation in the preparation of the Final Memorandum (and any amendments or supplements thereto but not the Form 10-K, the Form 10-Q or Proxy Statement, as to which such counsel need not express any belief) and review and discussion of the contents thereof (but not the Form 10-K, the Form 10-Q or Proxy Statement, as to which such counsel need not express any belief), but are without independent check or verification except with respect to paragraphs (G) and (H) above.

                                                                       EXHIBIT C


                           Opinion of General Counsel
                                 for the Company


         The opinion of the General Counsel for the Company to be delivered pursuant to Section 4(d) of the Placement Agreement shall be to the effect that:

         (A) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Final Memorandum (references herein to the Final Memorandum being taken to mean the same, as amended or supplemented), and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

         (B) each Material Subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

         (C)  the  Placement   Agreement,   Indenture  and  Registration  Rights
Agreement have been duly authorized, executed and delivered by the Company;

         (D) the Securities have been duly authorized, executed and delivered by the Company, and, when authenticated by the Trustee and paid for in accordance with the terms of the Placement Agreement, will be valid and binding obligations of, the Company;

         (E) the execution and delivery by the Company of, and the performance by the Company of its obligations under, each of the Placement Agreement, the Indenture, the Registration Rights Agreement and the Securities do not contravene (i) any provision of applicable law, (ii) the certificate of incorporation or by-laws of the Company, (iii) to such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or (iv) to such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company or its subsidiaries of their obligations under the Placement Agreement, the Indenture, the Registration Rights Agreement or the Securities, except such as may be required by (i) the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and with the Exchange Securities (as defined in the Registration Rights Agreement), and (ii) the Securities Act and Trust Indenture Act, in connection with the obligations of the Company under the Registration Rights Agreement;

         (F) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings fairly summarized in all material respects in the Final Memorandum and proceedings which such counsel believes are not likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under the Placement Agreement, the Indenture, the
Registration Rights Agreement or the Securities or to consummate the transactions contemplated by the Final Memorandum;

         (G) the Company is not, and, after giving effect to the offering and sale of the Securities and the application of the proceeds therefrom as described in the Final Memorandum will not, be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended;

         (H) the statements in "Item 3 - Legal Proceedings" of the Form 10-K annexed to the Final Memorandum, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly summarize the matters referred to therein in all material aspects;

         (I) to the best of such counsel's knowledge, the Company and its Material Subsidiaries (i) are in substantial compliance in all material respects with all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all material permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses which they believe are necessary for their respective operations and (iii) are in substantial compliance with all terms and conditions of any such permit, license or approval, except as otherwise described in or contemplated by the Final Memorandum and except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals are not likely, singly or in the aggregate, to have a material adverse effect on the Company and its subsidiaries, taken as a whole;

         (J) (i) each of the Form 10-K, Form 10-Q and Proxy Statement, each of which is annexed to, and forms a part of, the Final Memorandum (except for financial statements included therein as to which such counsel need not express any opinion) complied as to form when filed with the Commission in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder and (ii) no facts have come to such counsel's attention to cause such counsel to believe that (except for financial statements as to which such counsel need not express any belief) the Final Memorandum when issued did not, and as of the date such opinion is delivered does not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

         With respect to paragraph (J) (ii) above, counsel may state that their opinion and belief are based upon their participation in the preparation of the Final Memorandum (and any amendments or supplements thereto) and documents annexed thereto and review and discussion of the contents thereof, but are without independent check or verification except with respect to paragraph (H) above.